Exhibit 10.1

AMERICAN BRIvISION (hOLDING) cORPORATION

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made and entered into on October 23, 2020, by and between American BriVision (Holding) Corporation, a Nevada corporation (the “Company”), and the investors set forth on the signature pages affixed hereto (each, an “Investor” and, collectively, the “Investors”).

WHEREAS, the Investors wish to purchase the Company’s convertible promissory notes in the form of Exhibit A attached hereto (each “Promissory Note” and collectively the “Promissory Notes”) which are convertible into the Company’s Common Stock, par value $.001 per share (“Common Stock”); and

NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree to the sale and purchase of the Notes as set forth herein.

1.	Definitions.

For purposes of this Agreement, the terms set forth below shall have the corresponding meanings provided below.

“Affiliate” shall mean, with respect to any specified Person (as defined below), (i) if such Person is an individual, the spouse, heirs, executors, or legal representatives of such individual, or any trusts for the benefit of such individual or such individual’s spouse and/or lineal descendants, or (ii) otherwise, another Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Person specified. As used in this definition, “control” shall mean the possession, directly or indirectly, of the sole and unilateral power to cause the direction of the management and policies of a Person, whether through the ownership of voting securities or by contract or other written instrument.

“Business Day” shall mean any day on which banks located in New York City are not required or authorized by law to remain closed.

“Closing” and “Closing Date” as defined in Section 2.2(a) hereof.

“Common Stock” as defined in the recitals above.

“Company Financial Statements” as defined in Section 4.5(a) hereof.

“Company’s Knowledge” means the actual knowledge of any executive officer (as defined in Rule 405 under the Securities Act) or director of the Company, or the knowledge of any fact or matter which any person would reasonably be expected to become aware of in the course of performing the duties and responsibilities as an executive officer or director of the Company.

“Conversion Shares” means the shares of Common Stock issuable upon conversion of the Notes.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Liens” means any mortgage, lien, title claim, assignment, encumbrance, security interest, adverse claim, contract of sale, restriction on use or transfer or other defect of title of any kind.

“Material Adverse Effect” means a material adverse effect on (i) the assets, liabilities, results of operations, condition (financial or otherwise), business, or prospects of the Company and its Subsidiaries taken as a whole, (ii) the transactions contemplated hereby or in any of the Transaction Documents or (iii) the ability of the Company to perform its obligations under the Transaction Documents (as defined below).

“Person” shall mean an individual, entity, corporation, partnership, association, limited liability company, limited liability partnership, joint-stock company, trust or unincorporated organization.

“Purchase Price” shall mean the amount of the Note being purchased by the Investor.

“Regulation D” as defined in Section 3.7 hereof.

“Regulation S” as defined in Section 6.1(i)(E) hereof.

“Rule 144” as defined in Section 6.1(i)(C) hereof.

“SEC” means the U.S. Securities and Exchange Commission.

“SEC Documents” as defined in Section 4.5(a) hereof.

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiaries” shall mean any corporation or other entity or organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, a majority of the equity or other ownership interests or otherwise controls through contract or otherwise.

“Transaction Documents” shall mean this Agreement and the Notes.

“Transaction Securities” shall mean the Notes and Conversion Shares.

“Transfer” shall mean any sale, transfer, assignment, conveyance, charge, pledge, mortgage, encumbrance, hypothecation, security interest or other disposition, or to make or effect any of the above.

2.	Sale and Purchase of Promissory Notes.

2.1. Subscription for Notes by Investors. Subject to the terms and conditions of this Agreement, on each of the respective Closing Dates (as hereinafter defined) each of the Investors shall severally, and not jointly, purchase, and the Company shall sell and issue to the Investors, the Notes, in the respective amounts set forth on the signature pages attached hereto in exchange for the Purchase Price.

2.2 Closings.

(a) Closing. Subject to the terms and conditions set forth in this Agreement, the Company shall issue and sell to each Investor, and each Investor shall, severally and not jointly, purchase from the Company on each of the respective Closing Dates, a Note in the amount set forth on the signature pages attached hereto, which will be reflected opposite such Investor’s name on Exhibit A-1 (the “Closing”). The date of the Closing for each Investor is hereinafter referred to as the “Closing Date.”

(b) Closing. One or more closings shall occur on the date and time agreed to with the each Investor purchasing a Note and shall occur remotely via the exchange of documents and signatures and wire transfers.

2.3. Closing Deliveries. At the Closing, the Company shall deliver to the Investors, against delivery by the Investor of the Purchase Price (as provided below), a Note in the principal amount being purchased by such Investor, whereby subject to the terms and conditions of the Note, such Investor may convert all or part of the Note at a conversion price (the “Conversion Price”) equal to $2.25 per share (the “Fixed Conversion Price”), subject to adjustment as set forth below. At the Closing, each Investor shall deliver or cause to be delivered to the Company a copy of this Agreement duly signed by such Investor, and the Purchase Price set forth in its counterpart signature page annexed hereto by paying United States dollars in immediately available funds, to be sent to the Company as instructed by the Company in writing.

3.	Representations, Warranties and Acknowledgments of the Investors.

Each Investor, severally and not jointly, represents and warrants to the Company solely as to such Investor that:

3.1 Authorization. The execution, delivery and performance by such Investor of the Transaction Documents to which such Investor is a party have been duly authorized and will each constitute the valid and legally binding obligation of such Investor, enforceable against such Investor in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally.

3.2 Purchase Entirely for Own Account. The Transaction Securities to be received by such Investor hereunder will be acquired for such Investor’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act, without prejudice, however, to such Investor’s right at all times to sell or otherwise dispose of all or any part of such Transaction Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Transaction Securities for any period of time. Such Investor is not a broker-dealer registered with the SEC under the Exchange Act or an entity engaged in a business that would require it to be so registered.

3.3. Investment Experience. Such Investor acknowledges that the purchase of the Transaction Securities is a highly speculative investment and that it can bear the economic risk and complete loss of its investment in the Transaction Securities and has such knowledge and experience in financial or business matters such that it is capable of evaluating the merits and risks of the investment contemplated hereby.

3.4 Disclosure of Information. Such Investor has had an opportunity to receive all information related to the Company and the Transaction Securities requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Transaction Securities. Neither such inquiries nor any other due diligence investigation conducted by such Investor shall modify, amend or affect such Investor’s right to rely on the Company’s representations and warranties contained in this Agreement. Such Investor acknowledges that it has reviewed the SEC Documents filed by the Company since January 1, 2017 through the date of this Agreement.

3.5 Restricted Securities. Such Investor understands that the Transaction Securities are characterized as “restricted securities” under the U.S. federal securities laws since they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.

3.6 Legends. The Investor understands that, except as provided below, certificates evidencing the Transaction Securities will bear the following or any similar legend:

(a) “The securities represented hereby may not be transferred unless (i) such securities have been registered for sale pursuant to the Securities Act of 1933, as amended, (ii) such securities may be sold pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, or (iii) the Company has received an opinion of counsel reasonably satisfactory to it that such transfer may lawfully be made without registration under the Securities Act of 1933 or qualification under applicable state securities laws.”

(b) If required by the authorities of any state in connection with the issuance of sale of the Transaction Securities, the legend required by such state authority.

3.7 Accredited Investor. If such Investor is a U.S. Person as defined in Rule 902(k) of Regulation S, , as amended, under the Securities Act (“Regulation S”), such Investor is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the Securities Act (“Regulation D”).

3.8 Regulation S Exemption. If the Investor is a non-U.S. as defined under Regulation S, the Investor understands that the Transaction Securities are being offered and sold to it in reliance on an exemption from the registration requirements of the United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the applicability of such exemptions and the suitability of the Investor to acquire the Transaction Securities. In this regard, the Investor represents, warrants and agrees that:

(1)  Status of Purchaser. The Investor is a “non-US person” as defined in Regulation S. The Investor further makes the representations and warranties to the Company set forth on Exhibit A. Such Investor is not required to be registered as a broker-dealer under Section 15 of the Exchange Act and such Investor is not a broker-dealer, nor an affiliate of a broker-dealer.

(2) At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the Investor was outside of the United States.

(3) The Investor will not, during the period commencing on the date of issuance of the Transaction Securities and ending on the end of the sixth month of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (“Restricted Period”), offer, sell, pledge or otherwise transfer the Transaction Securities in the United States, or to a U.S. Person for the account or benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

(4) The Investor will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Transaction Securities only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.

(5) The Investor has not in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Transaction Securities, including without limitation, any put, call or other option transaction, option writing or equity swap.

(6) Neither the Investor nor any person acting on the Investor’s behalf has engaged, nor will engage, in any directed selling efforts to U.S. Persons with respect to the Transaction Securities and the Investor and any person acting on its behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

(7) The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

(8) Neither any Investor nor any person acting on the Investor’s behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Transaction Securities.  The Investor agrees not to cause any advertisement of the Transaction Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Transaction Securities, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

(9) Each certificate representing the Transaction Securities shall be endorsed with the following legends:

“THE TRANSACTION SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT. “

“TRANSFER OF THESE TRANSACTION SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. “

as well as any other legend required to be placed thereon by applicable federal or state securities laws.

(10) The Investor consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Transaction Securities.

(13) The Investor acquires the Transaction Securities solely for its own account for the purpose of investment and not with a view to or for sale in connection with a distribution to anyone. The Investor has no present plan or intention to sell the Transaction Securities in the United States or to a U.S. person at any predetermined time, has made no predetermined arrangements to sell the Transaction Securities and is not acting as a distributor of such securities.

3.8 No General Solicitation. Such Investor did not learn of the investment in the Transaction Securities as a result of any public advertising or general solicitation.

3.9 Brokers and Finders. No Investor will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company, any Subsidiary or any other Investor, for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Investor.

4.	Representations and Warranties of the Company.

The Company represents, warrants and covenants to the Investors that:

4.1. Organization; Execution, Delivery and Performance.

(a) The Company and each of its Subsidiaries, if any, is a corporation or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

(b) (i) The Company has all requisite corporate power and authority to enter into and perform the Transaction Documents and to consummate the transactions contemplated hereby and thereby and to issue the Transaction Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Transaction Securities) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders, is required, (iii) each of the Transaction Documents has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is a true and official representative with authority to sign each such document and the other documents or certificates executed in connection herewith and bind the Company accordingly, and (iv) each of the Transaction Documents constitutes, and upon execution and delivery thereof by the Company will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights and general principles of equity that restrict the availability of equitable or legal remedies.

4.2. Securities Duly Authorized. The Transaction Securities to be issued to each Investor pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued and will be fully paid and nonassessable and free from all taxes or Liens with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of stockholders of the Company. Subject to the accuracy of the representations and warranties of the Investors party to this Agreement, the offer and issuance by the Company of the Transaction Securities is exempt from registration under the Securities Act.

4.3 No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Transaction Securities) will not: (i) conflict with or result in a violation of any provision of the Company’s Certificate of Incorporation or By-laws each as amended to date or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party or by which any property or asset of the Company or any of its Subsidiaries is bound or affected or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. Neither the Company nor any of its Subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents, each as amended to date. Neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, or for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. Except as required under the Securities Act, the Exchange Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement or to issue and sell the Transaction Securities in accordance with the terms hereof.

4.4. Capitalization. As of June 30, 2020, the authorized capital stock of the Company consisted of 100,000,000 shares of common stock, par value $0.001 per share and 19,488,168 shares of common stock were issued and outstanding.

4.5. SEC Information.

(a) Since January 1, 2017, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing and all other documents filed with the SEC prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”). The SEC Documents have been made available to the Investors via the SEC’s EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents (“Company Financial Statements”) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. The Company Financial Statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the Company Financial Statements, the Company has no liabilities, contingent or otherwise, other than: (i) liabilities incurred in the ordinary course of business subsequent to December 31, 2018 (the fiscal period end of the Company’s most recently-filed periodic report), and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

(b) The shares of Common Stock are currently quoted on the OTCQB tier of the OTC Markets Group. The Company has not received notice (written or oral) from any regulatory body or the OTC Markets Group to the effect that the Company is not in compliance with the continued quotation and maintenance requirements of such market.

4.6 Permits; Compliance. The Company and each of its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the “Company Permits”), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

4.7 Litigation. Except as set forth in the SEC Documents, to the Company’s knowledge there is no action, suit, claim, proceeding, inquiry or investigation pending before or by any court, public board, government agency, self-regulatory organization or body or, to the Company’s knowledge, threatened against or affecting the Company or any of its Subsidiaries, or their respective businesses, properties or assets or their officers or directors in their capacity as such, that would have a Material Adverse Effect.

4.8 No Material Changes.

Since December 31, 2019, except as set forth in the SEC Documents, there has not been:

(i) Any material adverse change in the financial condition, operations or business of the Company from that shown on the Company Financial Statements, or any material transaction or commitment effected or entered into by the Company outside of the ordinary course of business;

(ii) Any effect, change or circumstance which has had, or could reasonably be expected to have, a Material Adverse Effect; or

(iii) Any incurrence of any material liability outside of the ordinary course of business.

4.9 No General Solicitation. Neither the Company nor any person participating on the Company’s behalf in the transactions contemplated hereby has conducted any “general solicitation,” as such term is defined in Regulation D promulgated under the Securities Act, with respect to any of the Transaction Securities being offered hereby.

4.10 No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Transaction Securities to the Investors. The issuance of the Transaction Securities to the Investors will not be integrated with any other issuance of the Company’s securities (past, current or future) for purposes of any stockholder approval provisions applicable to the Company or its securities or the Securities Act.

4.11 Brokers and Finders. The Company has engaged no brokers or finders to facilitate the transactions contemplated herein and no investor will be responsible for any commission, fees or other compensations pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company.

5.	Reserved.

6.	Transfer Restrictions.

6.1. Transfer or Resale. Each Investor understands that:

(i) the sale or resale of all or any portion of the Transaction Securities have not been and is not being registered under the Securities Act or any applicable state securities laws, and all or any portion of the Transaction Securities may not be transferred unless:

(A) the Transaction Securities are sold pursuant to an effective registration statement under the Securities Act;

(B) the Investor shall have delivered to the Company, at the cost of the Company, a customary opinion of counsel that shall be in form, substance and scope reasonably acceptable to the Company, to the effect that the Transaction Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration;

(C) the Transaction Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the Securities Act, or a successor rule, (“Rule 144”)) of the Investor who agrees to sell or otherwise transfer the Transaction Securities only in accordance with this Section 6.1 and who is an Accredited Investor;

(D) the Transaction Securities are sold pursuant to Rule 144; or

(E) the Transaction Securities are sold pursuant to Regulation S under the Securities Act (or a successor rule) (“Regulation S”);

and, in each of (D) and (E), the Investor shall have delivered to the Company a customary opinion of counsel, in form, substance and scope reasonably acceptable to the Company. Notwithstanding the foregoing or anything else contained herein to the contrary, the Transaction Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

6.2 Transfer Agent Instructions. If an Investor provides the Company with a customary opinion of counsel, that shall be in form, substance and scope reasonably acceptable to such counsel, to the effect that a public sale or transfer of such Transaction Securities may be made without registration under the Securities Act and such sale or transfer is effected, the Company shall permit the transfer and promptly instruct its transfer agent to issue one or more certificates, free from restrictive legend (if permitted by law), in such name and in such denominations as specified by such Investor. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Investors, by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 6.2 may be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Investors shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

7.	Conditions to Closing of the Investors.

The obligation of each Investor hereunder to purchase the Notes at the Closing is subject to the satisfaction, at or before the respective Closing Dates, of each of the following conditions, provided that these conditions are for each Investor’s sole benefit and may be waived by such Investor at any time in its sole discretion by providing the Company with prior written notice thereof:

7.1. Representations, Warranties and Covenants. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

7.2. Consents. The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Notes and Transaction Securities.

7.3. Delivery by Company. The Company shall have duly executed and delivered to such Investor (A) each of the other Transaction Documents such Investor is party to and (B) copies by fax or e-mail of the Notes being purchased by such Investor pursuant to this Agreement as is set forth on the signature page.

7.4.  No Material Adverse Effect. Since the date of first execution of this Agreement, no event or series of events shall have occurred that reasonably would have or result in a Material Adverse Effect.

7.5. No Prohibition. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

7.6. Other Documents. The Company shall have delivered to such Investor such other documents, instruments or certificates relating to the transactions contemplated by this Agreement as such Investor or its counsel may reasonably request.

8.	Conditions to Closing of the Company.

The obligations of the Company to effect the transactions contemplated by this Agreement with each Investor are subject to the fulfillment at or prior to the Closing Date of the conditions listed below.

8.1. Representations and Warranties. The representations and warranties made by such Investor in Section 3 shall be true and correct in all material respects at the time of such Closing as if made on and as of such date.

8.2. Corporate Proceedings. All corporate and other proceedings required to be undertaken by such Investor in connection with the transactions contemplated hereby shall have occurred and all documents and instruments incident to such proceedings shall be reasonably satisfactory in substance and form to the Company.

8.3. Investor Deliveries. The Company will have received the deliveries of the Investors set forth in Section 2.3.

9.	Miscellaneous.

9.1. Notices. All notices, requests, demands and other communications provided in connection with this Agreement shall be in writing and shall be deemed to have been duly given at the time when hand delivered, delivered by express courier, or sent by facsimile (with receipt confirmed by the sender’s transmitting device) in accordance with the contact information provided below or such other contact information as the parties may have duly provided by notice.

The Company:

American Brivision (Holding) Corporation 44370 Old Warm Springs Blvd. Fremont, CA 94538 Tel: (845) 291-1291	With a copy to:	Hunter Taubman Fischer & Li LLC 800 Third Avenue, Suite 2800 New York, New York 10022 Telephone: 917-512-0827 Facsimile: 212-202-6380 Attention: Louis Taubman

The Investors:

As per the contact information provided on the signature pages hereof.

9.2. Survival of Representations and Warranties. Each party hereto covenants and agrees that the representations and warranties of such party contained in this Agreement shall survive the Closing. Each Investor shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

9.3. Reserved.

9.4. Entire Agreement. This Agreement contains the entire agreement between the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter contained herein.

9.5. Underlying Shares. The Company agrees at all times as long as the Notes may be converted or exercised, to keep reserved from the authorized and unissued Common Stock, such number of shares of Common Stock as may be issuable upon conversion of the Notes.

9.6. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

9.7. Current Public Information. For a minimum of two years from the date of the Closing, if the Investors, still any Notes, the Company shall use its reasonable best efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act.

9.8. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Investor shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, but subject to the provisions of Section 6.1 hereof, any Investor may, without the consent of the Company or any other Investor, assign its rights hereunder to any person that purchases Transaction Securities in a private transaction from an Investor or to any of its “affiliates,” as that term is defined under the Exchange Act.

9.9. Public Disclosures. The Company shall on or before 5:30 p.m., New York time, within four (4) Business Days after the date of the first Closing, file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the Exchange Act and attaching all the material Transaction Documents that are required to be filed pursuant to those requirements, (which may include, without limitation, this Agreement and any schedules or attachments to this Agreement) (including any exhibits, the “8-K Filing”). From and after the filing of the 8-K Filing, the Company shall have disclosed all material, non-public information (if any) delivered to any of the Investors by the Company in connection with the transactions contemplated by the Transaction Documents. The Company shall be entitled, without the prior approval of any Investor, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations.

9.10. Binding Effect; Benefits. This Agreement and all the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; nothing in this Agreement, expressed or implied, is intended to confer on any persons other than the parties hereto or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

9.11. Amendment; Waivers. All modifications, amendments or waivers to this Agreement shall require the written consent of both the Company and the holders of the majority of the then-outstanding Notes.

9.12. Applicable Law; Disputes. This Agreement and the Notes shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its principles regarding conflicts of law. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”).  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement or the Notes and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the Notes or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Agreement or the Notes, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

9.13. Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

9.14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

9.15. Independent Nature of Investors. The obligations of each Investor under this Agreement or other transaction document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement or any other transaction document. Each Investor shall be responsible only for its own representations, warranties, agreements and covenants hereunder. The decision of each Investor to purchase the Notes pursuant to this Agreement has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Investor or by any agent or employee of any other Investor, and no Investor or any of its agents or employees shall have any liability to any other Investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any other transaction document, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Except as otherwise provided in this Agreement or any other transaction document, each Investor shall be entitled to independently protect and enforce its rights arising out of this Agreement or out of the other transaction documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. Each Investor has been represented by its own separate legal counsel in connection with the transactions contemplated hereby.

[SIGNATURE PAGES IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first above written.

AMERICAN BRIVISION (HOLDING) CORPORATION

By:
Name:	Howard Doong
Title:	CEO

INVESTORS:

The Investors executing the Signature Page in the form attached hereto as Annex A and delivering the same to the Company or its agents shall be deemed to have executed this Agreement and agreed to the terms hereof.

Annex A

Securities Purchase Agreement

Investor Counterpart Signature Page

The undersigned, desiring to: (i) enter into this Securities Purchase Agreement dated as of October 23, 2020 (the “Agreement”), with the undersigned, American BriVision (Holding) Corporation, a Nevada corporation (the “Company”), in or substantially in the form furnished to the undersigned and (ii) purchase the Convertible Promissory Notes as set forth below, hereby agrees to purchase such Notes from the Company as of the Closing and further agrees to join the Agreement as a party thereto, with all the rights and privileges appertaining thereto, and to be bound in all respects by the terms and conditions thereof. The undersigned specifically acknowledges having read the representations in the Agreement section entitled “Representations, Warranties and Acknowledgments of the Investors,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor.

Name of Investor:

If an entity:

Print Name of Entity:

By:
Name:
Title:

If an individual:

Print Name:

Signature:

If joint individuals:

Print Name:

Signature:

EXHIBIT A

FORM OF CONVERTIBLE PROMISSORY NOTE